First Quarter 2024 Earnings Presentation A p r i l 2 9 , 2 0 2 4

2 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by acts of terrorism, war or other conflicts such as the war between Russia and Ukraine and more recently the war between Israel and Hamas, impacts from inflation, supply chain disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. Important factors that could cause results or performance to materially differ from those expressed in our prior forward-looking statements are detailed in ITEM 1A, Risk Factors sections of our December 31, 2023 Form 10-K and September 30, 2023 Form 10-Q as filed with the SEC, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown in the Appendix of this presentation. Please refer to the reconciliation of GAAP to Non-GAAP financial measures included in our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on April 29, 2024.

3 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bank of Marin Bancorp Novato, CA Headquarters BMRC NASDAQ $273.1 Million Market Cap $3.8 Billion Total Assets 5.96% Dividend Yield 17.05% Total RBC BMRC AT A GLANCE O P T I O N 2 Data as of March 31, 2024 Relationship Banking Build strong, long-term customer relationships based on trust, integrity and expertise, inspiring loyalty though exceptional service. Disciplined Fundamentals Apply a disciplined business approach with sound banking practices, high quality products, and consistent fundamentals ensuring continued strong results. Community Commitment Give back to the communities that we serve through active employee volunteerism, nonprofit board leadership and financial contributions. 27 Full-Service Branch Locations 7 Commercial Banking Offices

4 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 First Quarter 2024 Highlights (1) See Reconciliation of Non-GAAP Financial Measures in the Appendix Activities • Originated new loans at an average rate of 8.18%, 266 bps higher than Q1 payoff rates • Reduced borrowings by $26.0 million costing 5.15% • Maintained non-interest bearing deposit balances • Made opportunistic new hires and implemented new compensation plans positively impacting loan pipeline Capital • Bancorp total risk-based capital of 17.1% • Bancorp TCE / TA of 9.8%, 7.7% when adjusted for HTM securities 1 Key Operating Trends • Tax-equivalent yield on interest-earning assets of 3.75%, up 7 bps from 4Q23 • Tax-equivalent net interest margin stabilized at 2.50% from 2.53% in 4Q23 • Cost of deposits up 23 bps in 1Q24 Deposits and Liquidity • Non-interest bearing deposits stay strong at 44% of total deposits • Total cost of deposits was 1.38% (interest-bearing 2.46%) for Q1 and 1.41% (interest-bearing 2.50%) for the month of March. • Total deposits decreased 0.2% from 4Q23 • Uninsured deposits estimated to represent 28% of total deposits • Net available funding $1.9 billion • Strong liquidity provides 208% coverage of estimated uninsured deposits Loans and Credit Quality • We are not seeing material formation of new problem credits, just previously identified problem credits continuing through the workout and resolution process. • Non-accrual loans of 0.31% (from 0.39% at Q423) of total loans, down 21% in balances due largely to payoffs and paydowns • Classified loans of 2.67% (from 1.56% at Q423) of total loans, evidencing diligent monitoring • $350 thousand provision for credit losses • Total portfolio loan balances decreased 0.9% from 4Q23

5 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Robust Capital Ratios As of March 31, 2024 • We maintained high capital levels and are in a position of strength • Total risk-based capital increased 16 basis points in 1Q24 to 17.1% • Tangible common equity ratio improved 3 basis points in 1Q24 to 9.8% • No repurchases in 1Q24, as we continue to build upon our strong capital * See Reconciliation of Non-GAAP Financial Measures in the Appendix. 6.5% 8.0% 10.0% 5.0% 16.0% 16.0% 17.1% 10.9% 9.8% 7.7% Well Capitalized Threshold Bank of Marin Bancorp Bancorp TCE adj. for HTM securities* Common Equity Tier- One Risk-Based Capital Total Tier-One Risk- Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity

6 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strategic Balance Sheet Repositioning During Last Quarter • Bank generated $126 million in proceeds from AFS security sales with an average yield of 1.50%. • Proceeds paid down borrowings and were reinvested into higher yielding assets • Anticipated benefits to: earnings per share, net interest margin, return on assets, and other metrics • POST REPOSITIONING, AVERAGE BOOK YIELD OF SECURITIES PORTFOLIO INCREASED 7 BPS AND EFFECTIVE DURATION INCREASED 0.2 (in thousands) Market Value AFS & HTM Securities T/E Book Yield Effective Duration Pre-Tax Unrealized Gains (Losses) Pre-Tax Realized Losses After-Tax Realized Losses1 AFS % of Total Investments Securities Portfolio as of 9/30/2023 $1,442,031 2.24% 4.9 $(248,149) N/A N/A 45% Q4 Securities Sales $125,955 1.50% 1.5 $5,907 $(5,907) $(4,160) Q4 Change in Pre-Tax Unrealized Losses N/A N/A N/A $70,423 N/A N/A Securities Portfolio as of 12/31/2023 $1,366,858 2.31% 5.1 $(171,819) N/A N/A 36% 1 Applied a blended state and federal statutory rate of 29.56%,

7 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 1 Taxable equivalent. 2 See Reconciliation of Non-GAAP Financial Measures in the Appendix High-Quality Securities Portfolio Generates Cash Flow Data as of 3/31/24 AFS Securities Portfolio Agency MBS/CMO 64% GSEs 12% Municipal Bonds 17% SBA 3% Corporate Bonds & Other 2% USTs 2% ($ in millions at Fair Value) $536.4MM HTM Securities Portfolio Agency MBS/CMO 74% GSEs 16% Municipal Bonds 7% Corporate Bonds 3% $915.1MM ($ in millions at Cost) Average Yield1 — 2.05% Approx. Effective Duration — 4.41 Unrealized Losses (after tax) — $46.5 million TCE Bancorp — 9.8% Average Yield — 2.48% Approx. Effective Duration — 5.66 Unrealized Losses (after tax) — $83.9 million TCE Bancorp w/ HTM — 7.7% 2

8 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Liquidity: $1.9 Billion in Net Availability • Immediately available contingent funding represented 208% of 3/31/24 estimated uninsured deposits • The Bank has long-established minimum liquidity requirements regularly monitored using metrics and tools similar to larger banks, such as the liquidity coverage ratio and multi-scenario, long-horizon stress tests • Deposit outflow assumptions for liquidity monitoring and stress testing are conservative relative to actual experience • FRB's temporary emergency BTFP facility ended March 11th. Securities pledged were utilized to increase capacity at the Discount Window. Liquidity & Uninsured Deposits ($ in millions) 2.1x Coverage Ratio At March 31, 2024 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted Cash 1 $ 13.4 N/A $ 13.4 Unencumbered Securities 465.0 N/A 465.0 External Sources FHLB line of credit 951.2 $ — 951.2 FRB line of credit 350.0 — 350.0 Lines of credit at correspondent banks 125.0 — 125.0 Total Liquidity $ 1,904.6 $ — $ 1,904.6 1 Excludes cash items in transit Note: Access to brokered deposit purchases through networks such as Intrafi and Reich & Tang and brokered CD sales not included above. $1,904.6 $915.4 Liquidity Est. Uninsured Deposits

9 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) History of Strong Asset Quality • Upgraded $10.5 million from special mention to pass risk rating and no material downgrades to special mention • Non-accrual loans continue to remain at low levels • Consistent, robust credit culture and underwriting principles support strong asset quality • Net charge-offs have consistently been negligible for the last five years due to strong underwriting fundamentals, except that in Q4 2023 charge-offs included a $406 thousand charged to the allowance due to a loan sale • Allowance for credit losses to total loans of 1.24%, is marginally up from 1.21% at Q4 2023 Non-accrual Loans / Total Loans $226 $9,233 $8,376 $2,432 $7,992 $6,296 0.01% 0.44% 0.37% 0.12% 0.39% 0.31% Non-accrual (000’s) Non-accrual/Total loans 2019 2020 2021 2022 2023 1Q24 Non-accrual Loans / Total Loans Quarterly Progression 0.10% 0.10% 0.27% 0.39% 0.31% 1Q23 2Q23 3Q23 4Q23 1Q24

10 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Deposit Franchise • Deposit mix continues to favor a high percentage of non-interest bearing deposits • Total cost of deposits was 1.38% (interest-bearing 2.46%) for Q1 and 1.41% (interest-bearing 2.50%) for the month of March • Time deposit balances grew $16.2 million in Q1 with the total time deposit portfolio average maturity of approximately six months and an average rate of 3.17%. Approximately 93% of time deposits mature within 12 months. • Our time deposits are not derived from brokered CD markets or advertised CD specials. Total Deposit Mix at 1Q24Total Deposits ($ in millions) $2,337 $2,504 $3,808 $3,574 $3,290 $3,284 $1,271 $1,538 $2,201 $2,127 $1,667 $1,656 $968 $869 $1,457 $1,328 $1,372 $1,361$98 $97 $150 $119 $251 $267 Transaction Savings & MMDA Time 2019 2020 2021 2022 2023 1Q24 Non-Interest Bearing 44.0% IB DDA 6.5% Savings 6.8% Money Market 34.6% Time 8.1% $3.28B

11 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • 34% of Q1 new accounts consisted of new relationships to the Bank • 47% of Q1 new accounts were interest- bearing by count • 70% of Q1 new accounts were interest- bearing in dollars at a weighted average rate of 3.07% • Reciprocal deposit network program (expanded FDIC insurance products) utilization increased notionally by $5.1 million in Q1 New Accounts Mix (by count) 1Q24Granular Deposit Account Composition Existing Relationships - New $ 27% Account Migration 39% New Relationships 34% 1,186 (in thousands; except for # of Accounts) Interest Bearing Non-Interest Bearing Total Consumer Account Balances $ 1,017,978 $ 339,538 $ 1,357,516 # of Accounts 15,873 17,497 33,370 Avg Balance Per Account $ 64 $ 19 $ 41 Business Account Balances $ 818,754 $ 1,097,414 $ 1,916,168 # of Accounts 4,066 11,441 15,507 Avg Balance Per Account $ 201 $ 96 $ 124 *Excludes internal operating accounts such as holding company cash and deposit settlement accounts totaling $2.7 million. Deposit Accounts Mix - Consumer vs Business 1Q24

12 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • First quarter 2024 loan originations were at yields significantly higher (266 bps) than those on paid off loans • Notable pipeline growth and diversification in 1Q24 from key hires and enhanced compensation and calling programs • Sound underwriting produces a high- quality loan portfolio with low credit costs and stable earnings through cycles • Extending credit and serving the needs of existing clients while ensuring new opportunities present the appropriate levels of risk and return Prudent, Sustainable Model for Loan Growth $1.843 $2.089 $2.256 $2.093 $2.075 $2.055 4.73% 4.15% 4.23% 4.29% 4.65% 4.81% Non-PPP Loans SBA PPP Loans Average Annual Yield on Loans 2019 2020 2021 2022 2023 1Q2024 Five-year compound annual loan growth rate: 3.0%1 Total Loans ($ in billions) 1 Compounded annual growth rate from March 31, 2019 to March 31, 2024 2 Includes ARB loans acquired in Q3 2021 2

13 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Well-diversified Loan Portfolio As of 3/31/24 - No material changes from Q4 2023 • Loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint — 86% of all loans and 92% of loans excluding nonprofit organizations are guaranteed by owners of the borrowing entities. • Non-owner occupied commercial real estate ("NOO-CRE") is well-diversified by property type with 88% of loans (90% of loans excluding nonprofit organizations) being guaranteed by owners of the borrowing entities. • Minimal exposure to rent-controlled properties within our multi-family portfolio, just 32 loans averaging $1.6 million, or 2.5% of our total loan portfolio • Since 2001, net charge-offs for all NOO-CRE and OO-CRE totals $1.6 million • Construction loans represent a small portion of the overall portfolio OO-CRE 16% C&I 7% Consumer 13% Construction 4% NOO-CRE 60% 1Q24 Total Loans $2.1B Office 30% Mixed Use 9% Retail 20% Warehouse & Industrial 11% Multi-Family 12% Other 18% 1Q24 Total NOO-CRE Loans $1.2B

14 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 * Calculated for loans exceeding $1 million, based on the most recent annual review process Note: Sacramento includes surrounding regional counties. NOO-CRE Portfolio Diversified Across Property Type & County As of 3/31/24 - No material changes from Q4 2023 Average Balance: $1.8MM Largest Balance: $14.0MM Total # of Loans: 143 Wtd. Avg. LTV*: 56% Average Balance: $1.9MM Largest Balance: $14.8MM Total # of Loans: 75 Wtd. Avg. LTV*: 52% Average Balance: $1.4MM Largest Balance: $11.8MM Total # of Loans: 110 Wtd. Avg. LTV*: 58% San Francisco 3% Alameda 6% Sacramento 19% Napa 16% Other Bay Area 15% Other 9% Marin 17% Sonoma 15% San Francisco 11% Alameda 18% Sacramento 18% Napa 3% Other Bay Area 4% Other 8% Marin 11% Sonoma 27% San Francisco 26% Alameda 14% Sacramento 4% Napa 7% Other Bay Area 5% Other 14% Marin 14% Sonoma 16% Retail 1Q24 Warehouse & Industrial 1Q24 Multifamily 1Q24 $251MM $141MM $149MM

15 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • $367 million in credit exposure spread across our lending footprint comprised of 151 loans • $2.4 million average loan balance – largest loan at $16.8 million • 60% weighted average loan-to-value and 1.58x weighted average debt-service coverage ratio* • City of San Francisco NOO-CRE office exposure is 3% of total loan portfolio and 6% of total NOO-CRE loans NOO-CRE Office Portfolio by County * Calculated for loans exceeding $1 million, based on the most recent annual review process Non-owner Occupied Office Exposure As of 3/31/24 - No material changes from Q4 2023 San Francisco 19% Alameda 6% Sacramento 7% Napa 10% Other Bay Area 13% Other 4% Marin 24% Sonoma 17% $367MM City of S.F. NOO-CRE Office Portfolio Total Balance: $70.5 million Average Loan Bal: $5.4 million Number of Loans: 13 loans Average LTV*: 70% Average DCR: 0.99x Average Occupancy: 78% 12 of the 13 loans are secured by low rise buildings and one loan is secured by a 10 story building.

16 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain classified loans, and balances as of 3/31/24 Owner-Occupied CRE Portfolio As of 3/31/24 - No material changes from Q4 2023 Retail 8% School 15% Wine 11% Church 6% Gas/Auto 9% Health Club 2% Mixed Use 3% Other 5% Office 18% Industrial 23% Napa 17% Sacramento 19% Sonoma 10% Other 18% Alameda 15% Marin 21% OO CRE by County 1Q24 Average Balance: $1.1MM Largest Loan: $15.5MM Wtd. Ave LTV*: 45% Total Balance: $328.6MM Total Loans: 304 OO CRE by Type 1Q24 $329MM $329MM

17 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain high dollar or classified loans and, balances as of 3/31/24 Construction Portfolio Concentrations As of 3/31/24 Construction by Type 1Q24 Construction by County 1Q24 Multi-Family 68% 1-4 Residential 31% Land & Ag. 1% San Francisco 62% Alameda 27% Other Bay Area 3% Marin 7% Sonoma 1% Average Balance: $5.5MM Largest Loan: $19.4MM Wtg Ave. LTV*: 72% Total Balance: $71.5MM Unfunded Commitments: $10.2MM Total Loans: 13 $71MM $71MM • Construction loans decreased by $27.2 million since 4Q23 from project completions • Most payoffs were in counties other than San Francisco, increasing the allocation to 62% from 44%, but no additional dollar exposure in San Francisco

18 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Low Refinance Risk in NOO CRE Portfolio through 2025 • We conducted a DEEP DIVE on loans maturing or repricing before year-end 2025 * • PORTFOLIO IS WELL-POSITIONED TO ABSORB HIGHER RATE ENVIRONMENT AT MATURITY OR REPRICING DATE • Wtd Avg DSC Assumptions for Maturing Loans: Current market interest rate + spread of 3.00%, fully drawn commercial real estate lines of credit, 25-year amortization • Wtd Avg DSC Assumptions for Repricing Loans: Current market interest rate + contractual spread, fully drawn commercial real estate lines of credit, remaining amortization on each loan Maturing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2024 13 $37.9MM $34.3MM 5.17% 1.59x 2025 27 $91.9MM $86.7MM 4.98% 1.31x TOTAL 40 $129.8MM $121.0MM Repricing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2024 10 $22.3MM $22.3MM 4.25% 1.44x 2025 18 $37.2MM $37.2MM 4.46% 1.62x TOTAL 28 $59.5MM $59.5MM Commitments, outstanding balances and weighted average rates as of March 31, 2024

19 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Linked-quarter NIM decreased 3 basis points, due primarily to higher deposit rates and reduction in average earning asset balances, partially offset by reduction in borrowings and higher rates on loans and investments • The cost of deposits increased to 141 basis points in the month of March compared to 123 basis points for the month of December 2023 • Interest rate risk position is well balanced with increased liability sensitivity that should provide benefits in a falling rate environment • Our practice is to use conservative modeled beta assumptions relative to actuals for both rising and falling environments, and we make adjustments as needed to reflect repricing expectations. Net Interest Margin Drivers 2.53% 0.15% —% (0.08)% (0.23)% 0.13% 2.50% 4Q23 Loans Securities Cash Deposits Borrowings 1Q24 Net Interest Margin Linked-Quarter Change 1.15% 1.36% 1.60% 1.71% 1.81% 1.91% 2.03% 2.11% 2.24% 2.39% 2.47% 2.50% 4.83% 5.05% 5.08% 5.12% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% IB Deposits Fed Funds 4/23 5/23 6/23 7/23 8/23 9/23 10/23 11/23 12/23 1/24 2/24 3/24 Average Monthly Cost of IB Deposits vs. Fed Funds

20 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Loans & Securities — Repricing & Maturity $ in millions, unless otherwise indicated Total Loans1 * at March 31, 2024 Repricing Term Rate Structure 3 mo or less 3-12 mos 1-3 years 3-5 years 5-15 years Over 15 years Total Floating Rate Variable Rate Variable Rate at Floor or Ceiling Fixed Rate C&I $ 71.3 $ 5.3 $ 14.3 $ 29.2 $ 27.9 $ 2.9 $ 150.9 $ 56.2 $ 12.8 $ 7.6 $ 74.3 Real estate: Owner-occupied CRE 6.1 5.4 41.2 63.5 205.3 7.1 328.6 0.8 35.0 103.2 189.6 Non-owner occupied CRE 50.1 38.5 223.6 256.0 654.0 14.4 1,236.6 9.1 99.6 339.0 788.9 Construction 33.8 18.0 0.4 — 19.3 — 71.5 3.7 — 12.5 55.3 Home equity 86.1 — — — 0.7 — 86.8 86.1 — — 0.7 Other residential 0.4 2.9 — 0.5 1.7 108.0 113.5 — 3.7 108.5 1.3 Installment & other consumer 0.5 1.1 8.8 3.2 53.4 0.1 67.1 0.1 7.5 8.1 51.4 Total $ 248.3 $ 71.2 $ 288.3 $ 352.4 $ 962.3 $ 132.5 $ 2,055.0 $ 156.0 $ 158.6 $ 578.9 $ 1,161.5 % of Total 12% 4% 14% 17% 47% 6% 100% 8% 8% 28% 56 % Weighted Average Rate 7.83% 5.84% 4.57% 5.10% 4.21% 3.90% 4.89% 1 Amounts represent amortized cost. Based on maturity date for fixed rate loans and variable rate loans at their floors and ceilings and next repricing date for all other variable rate loans. Does not included prepayment assumptions. Investment Securities2 * at March 31, 2024 2 Includes both available-for-sale and held-to-maturity investment securities with prepayment assumptions applied. Maturity & Projected Cash Flow Distribution 3 mo or less 3-12 mos 1-3 years 3-5 years 5-10 years Over 10 years Total Principal (par) & interest $ 33.3 $ 122.5 $ 375.1 $ 310.1 $ 598.3 $ 311.7 $ 1,751.0 % of Total 2% 7% 21% 18% 34% 18% 100%

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Appendix

22 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (in thousands, unaudited) March 31, 2024 Tangible Common Equity - Bancorp Total stockholders' equity $ 436,680 Goodwill and core deposit intangible (76,269) Total TCE a 360,411 Unrealized losses on HTM securities, net of tax (83,931) TCE, net of unrealized losses on HTM securities (non-GAAP) b $ 276,480 Total assets $ 3,767,176 Goodwill and core deposit intangible (76,269) Total tangible assets c 3,690,907 Unrealized losses on HTM securities, net of tax (83,931) Total tangible assets, net of unrealized losses on HTM securities (non-GAAP) d $ 3,606,976 Bancorp TCE ratio a / c 9.8 % Bancorp TCE ratio, net of unrealized losses on HTM securities (non-GAAP) b / d 7.7 % For further discussion about this non-GAAP financial measure, refer to our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on January 29, 2024.

23 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Contact Us Tim Myers President and Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Tani Girton EVP, Chief Financial Officer (415) 884-7781 tanigirton@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com